GOODWILL	12 Months Ended
Dec. 31, 2025
Disclosure of reconciliation of changes in goodwill [abstract]
GOODWILL [Text Block]

14. GOODWILL

Goodwill was recognized on the Company's acquisition of Curis Holdings (Canada) Ltd. ("Curis") in 2014, which at that time indirectly owned a 100% interest in Florence Copper (collectively, the "Florence Copper CGU"). For the year ended December 31, 2025, the carrying amount of goodwill decreased by $280, to $5,651 (2024 - increase of $469 to $5,931), directly as a result of foreign currency translation differences.

The Company performed its annual goodwill impairment assessment and determined that the recoverable amount of the Florence Copper CGU exceeded its carrying amount, with no impairment loss recognized.